Exhibit 99.2

FOR:	MDC Partners Inc.	CONTACT:	Michaela Pewarski
	One World Trade Center, FL. 65		MDC Partners
	New York, NY 10007		646 429 1812
mpewarski@MDC-Partners.com

MDC Partners (MDCA) Announces Stagwell Media’s Intended Designees to Board of Directors Including Two New Independent Directors

Company Also Enhances Minority Shareholder Protections

New York, NY, June 7, 2021 (NASDAQ: MDCA) – MDC Partners Inc. (“MDC Partners” or the “Company”) announced today that it has received notice from Stagwell Media LP (“Stagwell”) providing its intended designees to the Board of Directors upon the closing of the combination transaction between MDC and Stagwell (the “Transaction”). It also announced that it has entered into an amendment to its transaction agreement (the “Transaction Agreement”) with Stagwell which provides increased protection to MDC minority shareholders, including a requirement that the Board of Directors of the combined company be majority independent.

Stagwell has designated Paul Richardson, former CFO and Member of the Board of Directors of WPP, and Rodney Slater, former U.S. Secretary of Transportation, to serve as independent directors of MDC upon the consummation of the Transaction. In addition, Brandt Vaughan, Chief Operating Officer and Chief Investment Officer of the Ballmer Group will be designated to serve on the Board.

Ambassador Charlene Barshefsky, who was initially nominated by Stagwell in April 2019 and already serves on the Board as an independent director, will continue to serve on the Board.

Irwin Simon, Presiding Director of MDC Partners and Chair of the Special Committee of MDC Partners’ Board of Directors commented, “Both Paul and Rodney are proven, high-caliber leaders with deep experience and extremely relevant, but diverse, perspectives that will serve us well as we accelerate our global growth strategy. The addition of Brandt along with Charlene’s continued participation on the Board further demonstrate the important role this Board will play guiding strategy, ensuring accountability and focusing management on delivering strong financial and operating results.”

As previously announced, pursuant to the Transaction Agreement, the Board of Directors of the combined company will consist of nine members, including Mark Penn and Bradley Gross. Three independent directors on the Board, to be announced by MDC in the coming weeks, will continue as directors of the combined company, and the combined company will cause those continuing directors to be nominated for election at the company’s next two annual meetings. In addition to Mr. Penn continuing as a director, Stagwell will be entitled to designate four directors to serve on the Board (two of which are required to be independent) as described above. Goldman Sachs will also continue to be entitled to designate one director to serve on the Board, and has currently designated Mr. Gross.

About Stagwell’s new Board of Directors designees:

•	Paul Richardson brings 27 years of exceptional experience in advertising and marketing having served as a Board Member, CFO and Director of Treasury for WPP Group. In his role, he was responsible for the Group’s worldwide functions in finance, information technology, procurement, property, treasury, taxation, internal audit and corporate responsibility. He is a chartered accountant and fellow of the Association of Corporate Treasurers. He has significant Board experience having served a non-executive director of CEVA Group plc, Chime Communications PLC and STW Communications Group Limited in Australia, the last two being companies associated with WPP Group.

•	Secretary Rodney Slater is currently a Partner with Squire Patton Boggs, one of the nation’s leading law firms. As U.S. Secretary of Transportation under President Bill Clinton, Secretary Slater passed several historic legislative initiatives over his tenure. Under his leadership, the federal transportation budget doubled and in the department’s "best in government" strategic and performance plans, the scope and definition of transportation was expanded to include a focus on safety, mobility and access, economic development and trade, the environment and national security. Secretary Slater is one of the leaders of Squire Patton Boggs practice in Corporate Compliance Advice, ensuring best-business practices for various companies. He is chairman of the Board of Directors of the Squire Patton Boggs Foundation, which promotes the role of public service and pro bono work in the practice of law and the development of public policy. Additionally, Secretary Slater is a founding partner of the Washington DC Nationals Baseball team and Chair Emeritus of the Washington DC Nationals Youth Baseball Academy. He is also an NCAA Silver Anniversary Recipient (2002) for football.

•	Brandt Ashley Vaughan is Chief Operating Officer and Chief Investment Officer of Ballmer Group, where he manages its operating, public and private equity investing and philanthropic activities across a range of assets including the Los Angeles Clippers and LA Forum. Prior to joining Ballmer Group in 2014, he led enterprise-wide strategic planning and analysis for Microsoft. In addition, he served as Chief Financial Officer for Microsoft’s centralized marketing and business development functions and had a range of financial management roles over a more than decade-long career at Microsoft. He is on the Board of Directors for One Community, Second Spectrum and the L.A. Clippers Foundation.

MDC Partners also announced that, based on input from shareholders and in anticipation of becoming a controlled company following the completion of the Transaction, the Company and Stagwell have agreed to amend certain governance provisions of the Transaction Agreement. These amendments further ensure that the combined company’s minority shareholders will have meaningful representation, and that independent directors will have a significant voice, on the Board of Directors.:

1)	The Board of Directors will have a majority of independent directors (as defined under applicable NASDAQ and SEC rules);
2)	The membership of the Audit Committee, Compensation Committee and Nominating & Governance Committee will be comprised entirely of independent directors; and
3)	Any director who receives more “withhold” votes than “for” votes from the minority shareholders (i.e. shareholders other than Stagwell and its affiliates) must tender his or her resignation to the Board of Directors.

Mr. Simon added, “These governance-related amendments are another important step as we work to complete this transaction that has and, we believe, will continue to create value for all MDC shareholders. We’ve listened to our shareholders and made changes that reflect our commitment to strong governance, respect for minority shareholders and director independence.”

About MDC Partners Inc.

MDC Partners is one of the most influential marketing and communications networks in the world. As “The Place Where Great Talent Lives,” MDC Partners is celebrated for its innovative advertising, public relations, branding, digital, social and event marketing agency partners, which are responsible for some of the most memorable and effective campaigns for the world’s most respected brands. By leveraging technology, data analytics, insights and strategic consulting solutions, MDC Partners drives creative excellence, business growth and measurable return on marketing investment for over 1,700 clients worldwide. For more information about MDC Partners and its partner firms, visit our website at mdc-partners.com, sign up for investor-related updates and alerts, and follow us on LinkedIn.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about MDC’s or Stagwell’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the respective businesses and operations of MDC, Stagwell and the combined company; information concerning the Transaction; the anticipated benefits of the Transaction; the likelihood of the Transaction being completed; the anticipated outcome of the Transaction; the tax impact of the Transaction on MDC and shareholders of MDC; the timing of the shareholder meeting to approve the Transaction (the “Special Meeting”); the shareholder approvals required for the Transaction; regulatory and stock exchange approval of the Transaction; and the timing of the implementation of the Transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the Securities Exchange Commission (the “SEC”).

These forward-looking statements are subject to various risks and uncertainties, many of which are outside MDC’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the registration statement on Form S-4 filed on February 8, 2021, and as amended on March 29, 2021, April 21, 2021 and April 30, 2021 (the “Form S-4”), under the section entitled “Risk Factors” in the proxy statement/prospectus on Form 424B3 filed on May 10, 2021 (together with the Form S-4, the “Proxy Statement/Prospectus”), under the caption “Risk Factors” in MDC’s Annual Report on Form 10-K for the year-ended December 31, 2020 under Item 1A and under the caption “Risk Factors” in MDC’s Quarterly Report on Form 10-Q for the quarter-ended March 31, 2021 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the Transaction or the occurrence of difficulties in connection with the Transaction;
•	adverse tax consequences in connection with the Transaction for MDC, its operations and its shareholders, that may differ from the expectations of MDC or Stagwell, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on MDC’s determination of value and computations of its tax attributes may result in increased tax costs;
•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transaction;
•	the impact of uncertainty associated with the Transaction on MDC’s and Stagwell’s respective businesses;
•	direct or indirect costs associated with the Transaction, which could be greater than expected;
•	the risk that a condition to completion of the Transaction may not be satisfied and the Transaction may not be completed; and
•	the risk of parties challenging the Transaction or the impact of the Transaction on MDC’s debt arrangements.

You can obtain copies of MDC’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. MDC does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the Transaction, MDC and New MDC filed with the SEC the Proxy Statement/Prospectus. This communication is not a substitute for the Proxy Statement/Prospectus or any other document MDC may file with the SEC in connection with the Transaction.

INVESTORS AND SECURITYHOLDERS OF MDC ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. You may obtain, free of charge, copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC, at the SEC’s website at www.sec.gov. In addition, investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC and from MDC’s website at http://www.mdc-partners.com.

The URLs in this announcement are intended to be inactive textual references only. They are not intended to be active hyperlinks to websites. The information on such websites, even if it might be accessible through a hyperlink resulting from the URLs or referenced herein, is not and shall not be deemed to be incorporated into this announcement. No assurance or representation is given as to the suitability or reliability for any purpose whatsoever of any information on such websites.

No Offer or Solicitation

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that MDC or New MDC may file with the SEC in connection with the Transaction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. The Transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

MDC, New MDC and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from MDC’s shareholders with respect to the approvals required to complete the Transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the Transaction, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus filed with the SEC. Information regarding MDC’s directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by MDC with the SEC on May 10, 2021, in the Annual Report on Form 10-K filed by MDC with the SEC on March 16, 2021, as amended on April 27, 2021 and in the Quarterly Report on Form 10-Q filed by MDC with the SEC on May 10, 2021. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting is included in the Proxy Statement/Prospectus filed with the SEC. These documents are available to the shareholders of MDC free of charge from the SEC’s website at www.sec.gov and from MDC’s website at www.mdc-partners.com.

You must not construe the contents of this document as legal, tax, regulatory, financial, accounting or other advice, and you are urged to consult with your own advisors with respect to legal, tax, regulatory, financial, accounting and other consequences of the Transaction, the suitability of the Transaction for you and other relevant matters concerning the Transaction.